Exhibit 10.32

FORM OF LONG TERM INCENTIVE PLAN UNIT VESTING AGREEMENT

(Under the Apartment Trust of America, Inc. 2012 Other Equity-Based Award Plan)

Dated: August 3, 2012

Name of Grantee:	[—]
Number of LTIP Units:	[—]
Grant Date:	August 3, 2012

On the Grant Date specified above, pursuant to the Apartment Trust of America, Inc. 2012 Other Equity-Based Award Plan (the “Plan”) and the Agreement of Limited Partnership (as amended through the date hereof, the “Partnership Agreement”) of Apartment Trust of America Holdings, LP, a Virginia limited partnership (the “Operating Partnership”), Apartment Trust of America, Inc., a Maryland corporation and the sole general partner of the Operating Partnership (the “Company” or the “General Partner”), and for the provision of services to or for the benefit of the Operating Partnership in a partner capacity or in anticipation of being a partner, hereby grants to the Grantee named above an Other Equity-Based Award (as defined in the Plan) (an “Award”) in the form of, and by causing the Operating Partnership to issue to the Grantee named above, the number of LTIP Units specified above having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. Upon acceptance of this Long Term Incentive Plan Unit Vesting Agreement (this “Agreement”), the Grantee shall receive, effective as of the Grant Date, the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, if any, and in the Partnership Agreement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Partnership Agreement, attached hereto as Annex A, or the Plan, as applicable, unless a different meaning is specified herein. Reference is made to that certain Employment Agreement entered into by and between the Company and the Grantee effective as of August 3, 2012 (the “Employment Agreement”).

1. Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless he shall have accepted this Agreement by (i) signing and delivering to the Operating Partnership a copy of this Agreement and (ii) unless the Grantee is already a Limited Partner, signing, as a Limited Partner, and delivering to the Operating Partnership a counterpart signature page to the Partnership Agreement. Upon acceptance of this Agreement by the Grantee, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted, effective as of the Grant Date. Thereupon, the Grantee shall have all the rights of a Limited Partner with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.

2. Restrictions and Conditions.

(a) The records of the Operating Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Operating Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(b) LTIP Units granted herein may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of by the Grantee prior to vesting.

(c) Subject to the provisions of Section 4 below, any LTIP Units (and the proportionate amount of the Grantee’s Capital Account balance attributable to such LTIP Units) subject to this Award that have not become vested on or before the date that the Grantee’s employment with the Company and its Affiliates (as defined in the Plan) terminates shall be forfeited as of the date that such employment terminates.

3. Vesting of LTIP Units. The LTIP Units granted pursuant to this Agreement shall be vested upon grant and shall not be subject to the restrictions and conditions in Section 2(b) and Section 2(c).

4. [Intentionally Omitted.]

5. [Intentionally Omitted.]

6. Distributions. Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership Agreement. The right to distributions set forth in this Section 6 shall be deemed a Dividend Equivalent Right for purposes of the Plan.

7. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to all of the terms and conditions of the Plan and the Partnership Agreement.

8. Covenants. The Grantee hereby covenants as follows:

(a) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Operating Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Operating Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code applicable to the Operating Partnership or to comply with requirements of any other appropriate taxing authority.

(b) The Grantee hereby agrees that it does not have the intention to dispose of the LTIP Units subject to this Award within two years of receipt of such LTIP Units. The Operating Partnership and the Grantee hereby agree to treat the Grantee as the owner of the LTIP Units from the Grant Date. The Grantee hereby agrees to take into account the distributive share of the Operating Partnership income, gain, loss, deduction, and credit associated with the LTIP Units in computing the Grantee’s income tax liability for the entire period during which the Grantee has the LTIP Units.

(c) The Grantee hereby recognizes that the IRS has proposed regulations under Section 704 of the Code that may affect the proper treatment of the LTIP Units for federal tax purposes. In the event that those proposed regulations are finalized, the Grantee hereby agrees to cooperate with the Operating Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(d) The Grantee hereby recognizes that the U.S. Congress is considering legislation that would change the federal tax consequences of owning and disposing of LTIP Units.

9. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, without the prior written consent of the Company.

10. Amendment. The Grantee acknowledges that the Plan may be amended or canceled or terminated in accordance with Article XVI thereof and that this Agreement may be amended or cancelled by the Committee, on behalf of the Operating Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. The provisions of Section 5 of this Agreement applicable to the termination of the LTIP Units covered by this Award in connection with a Transaction (as defined in Section 5 of this Agreement) shall apply, mutatis mutandi to amendments, discontinuance or cancellation pursuant to this Section 10 or the Plan.

11. No Obligation to Continue Employment. Neither the Company nor any affiliate of the Company is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any affiliate of the Company to terminate the employment of the Grantee at any time.

12. Notices. Notices hereunder shall be mailed or delivered to the Operating Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Operating Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, applied without regard to conflict of law principles.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the Company, the Operating Partnership and the Grantee have duly executed and delivered this Agreement as of the date first set forth above.

COMPANY:

APARTMENT TRUST OF AMERICA, INC.

By:
Name:
Title:

OPERATING PARTNERSHIP:

APARTMENT TRUST OF AMERICA HOLDINGS, LP

By:	Apartment Trust of America, Inc.

By:
Name:
Title:

GRANTEE:

Signature

Name: [—]

Address:

Social Security Number:

ANNEX A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee desiring to become one of the within named Partners of Apartment Trust of America Holdings, LP (“the Operating Partnership”), hereby becomes a party to the Agreement of Limited Partnership (the “Partnership Agreement”) of the Operating Partnership, effective as of the date hereof. The Grantee agrees to be bound by the Partnership Agreement. The Grantee also agrees that this signature page may be attached to, and hereby authorizes the General Partner to attach this signature page to, any counterpart of the Partnership Agreement.

Date: August 3, 2012
Signature of Limited Partner

Name:

Address:

A-1